THE AMERICAN INSTITUTE 0F ARCHITECTS

                        AIA Document A 101

                Standard Form of Agreement Between

                       Owner and Contractor

                 where the basis of payment is a
                          STIPULATED SUM
                           1987 EDITION

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES; CONSULTATION WITH
AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. The 1987 Edition of AIA Document A201, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.
This document has been approved and endorsed by the Associated General Contractors of America.

AGREEMENT

made as of the 23rd day of May in the year of Nineteen Hundred and Ninety
Seven

         BETWEEN the Owner.       Front Range Assisted Living L.L.C.
                                  A Kansas Limited Liability Company
                                  260 North Red Rock Road Suite 260
                                  Wichita, Kansas 67206

         and the Contractor:      Richard Watts Construction Inc.
                                  A Utah Corporation
                                  151 West Brigham Road
                                  St. George, Utah 84770

         The Project is:          Evergreen Gardens of St. George
                                  St. George, Utah


         The Architect is:        Anderzhon & Carlson, Architects
                                  1209 Harney Street
                                  Omaha, Nebraska 68102









The Owner and Contractor agree as set forth below.

AIA DOCUMENT A 101 - OWNER-CONTRACTOR AGREEMENT- TWELFTH EDITION - AIA - 1987 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C. 2000 A l01-1987
                                   1


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                             ARTICLE l
                      THE CONTRACT DOCUMENTS

The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein.


                            ARTICLE 2
                    THE WORK OF THIS CONTRACT

The Contractor shall execute the entire Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others, or as follows: General Contract



                            ARTICLE 3
         DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

3.1 The date of commencement is the date from which the Contract Time of Paragraph 3.2 is measured, and shall be the date of this Agreement, as first written above, unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.

Upon receipt of building permit issued by St. George City and written notice to proceed by owner.

Unless the date of commencement is established by a notice to proceed issued by the Owner, the Contractor shall notify the Owner in writing not less than five days before commencing the Work to permit the timely filing mortgages, mechanic's liens and other security interests.

3.2 The Contractor shall achieve Substantial Completion of the entire Work not later than

    One Hundred Seventy Calendar Days From the Date of Building Permit.

subject to adjustments of this Contract Time as provided in the Contract Documents.


AIA DOCUMENT A101 - OWNER-CONTRACTOR AGREEMENT.  TWELFRH EDITION - AIA -
1987
THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W.,
WASHINGTON, D.C. 20000 AIOI-1987
                                   2

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                            ARTICLE 4
                           CONTRACT SUM

4.1 The Owner shall pay the Contractor in current funds for the Contractor's performance of the Contract the Contract Sum of

One Million Five Hundred Ninety Two Thousand One Hundred Eighty One Dollars
($     1,592,181.00), subject to additions and deductions as provided in the
Contract Documents.

4.2 The Contract Sum is based upon the following modifications:
     1. Mesa Plumbing revised specification and quotation Attached as Exhibit A

     2. Beard Electric revised specification and quotation Attached as Exhibit B.

     3. Specification Section 04400 Limestone Units is deleted and replaced with Eldorado Architectural Stone by Stonecraft Industries Inc. To be installed as per manufacturers recommendation. Color and Style to be chosen by Owner.

     4. Specification Section 09950 Vinyl Wall coverings is deleted and will be furnished and installed by Owner.

4.3 Unit prices and allowances, if any, are as follows:


AIA DOCUMENT Al 01 - OWNER-CONTRACTOR AGREEMENT -TWELFRH EDITION-AIA - 1987 THE AMERICAN INSTITUTE OF ARCHITECTS.1735 NEW YORK
AVENUE,N.W,WASHINGTON,D.C.20000 AI01-1987
                                  3

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                            ARTICLE 5
                       PROGRESS PAYMENTS

5.1 Based upon Applications for Payment submitted to the Owner by the Contractor, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

5.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:

5.3 Provided an Application for Payment is received by the Owner not later than the last day of a month, the Owner shall make payment to the Contractor not later than the 1Oth day of the following month. If an Application for Payment is received by the Owner after the application date fixed above, payment shall be made by the Owner not later than ten days after the Owner receives the Application for Payment.

5.4 Each Application for Payment shall be based upon the Schedule of Values submitted by the Contractor in accordance with the Contract
Documments.  The Schedule of Values shall allocate the entire Contract
Sum among the various portions of the Work and be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This Schedule, unless objected to by the Owner, shall be used as a basis for reviewing the Contractor's Applications for Payment.

5.5 Applications for Payment shall indicate the percentage of completion of each portion of thc Work as of the end of the period covered by the Application for Payment.

5.6 Subject to the provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

5.6.1 Take that portion of the Contract Sum property allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the total Contract Sum allocated to that portion of the Work in the Schedule of Values, less retainage of 10 percent.

5.6.2 Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing) less retainage of percent(10%);

5.6.3 Subtract the aggregate of previous payments made by the Owner; and

5.6.4 Subtract amounts, if any, for which the Owner has withheld or nullified a Certificate for Payment as provided in Paragraph 9.5 of the General Conditions.

5.7 The progress payment amount determined in accordance with Paragraph 5.6 shall be further modified under the following circumstances:

5.7.1 Add, upon Substantial Completion of the Work, a sum sufficient to increase the total payments to percent (10%) Sum, less such amounts as the Owner and Contractor shall determine for incomplete Work and unsettled claims; and

5.7.2 Add, if final completion of the Work is thereafter materially delayed through no fault ofthe Contractor, any additional amounts payable in accordance with Subparagraph 9.10.3 of the General Conditions.

5.8 Reduction or limitation of retainage, if any, shall be as follows:

AIA DOCUMENT Al 01 - OWNER-CONTRACTOR AGREEMENT -TWELFRH EDITION-AIA - 1987 THE AMERICAN INSTITUTE OF ARCHITECTS.1735 NEW YORK
AVENUE,N.W,WASHINGTON,D.C.20000 AI01-1987
                                  4
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                             ARTICLE 6
                          FINAL PAYMENT

Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when (1) the Contract has been fully preformed by the Contractor accept for the Contractor's responsibility to correct nonconforming Work as provided in Subparagraph 12.2.2 of the General Conditions and to satisfy other requirements, if any, which necessarily survive final payment; and (2) a final Certificate for Payment has been issued by the Architect; such final payment shall be made by the Owner not more than 30 days after the issuance of the Architect's final Certificate for Payment, or as follows:



                            ARTICLE 7
                     MISCELLANEOUS PROVISIONS

7.l Where reference is made in this Agreement to a provision of the General Conditions or another Contract Docwnent, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

7.2 Paymcnts due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located. Zions Bank of Utah prime rate plus 2%.

7.3 Other provisions:


                            ARTICLE 8
                    TERMINATION OR SUSPENSION


8.1 The Contract may be terminated by the Owner or the Contractor as provided in Articlc 14 of the General Conditions.

8.2 The Work may be suspended by the Owner as provided in Article 14 of the General Conditions.


AIA DOCUMENT Al 01 - OWNER-CONTRACTOR AGREEMENT -TWELFRH EDITION-AIA - 1987 THE AMERICAN INSTITUTE OF ARCHITECTS.1735 NEW YORK
AVENUE,N.W,WASHINGTON,D.C.20000 AI01-1987
                                   5

                                 ARTICLE 9
                     ENUMERATION OF CONTRACT DOCUMENTS

9.1 The Contract Documents, except for Modifcations issued after excutions of this Agreement, are enumerated as follows:

9.1.1 The Agreement is this executed Standard From Agreement Between Owner and Contractor, AIA Document A101 1987 Edition.

9.1.2 The General Conditions are the General Conditions of the Contract for Construction, AIA Document A 201, 1987 Edition.

9.1.3    The Specifications are as follow:


Section                                        Title

Division 0                                       Conditions of the contract
Division 1                                       General Requirements
Division 2                                       Site Work
Section 02800 Deleted see original bid proposal
Section 02810 Deleted see original bid proposal
Division   3                                     Concrete
Division   4 Deleted see Paragraph 4.2
Division   5                                     Metals
Division   6                                     Wood and Plastics
Division   7                                     Thermal and Moisture
                                                 Protection
Division   8                                     Doors and Windows
Division   9                                     Finishes
Section 09950 Deleted see Paragraph 4.2
Division 10                                      Specialties
Division I I                                     Residential Equipment
Section 11250 Deleted see original bid proposal
Section 11451 Deleted see original bid proposal
Division 12                                      Furnishings
Section 12500 Deleted see original bid proposal
Section 12530 Deleted see original bid proposal
Division 15 Plumbing modified as per paragraph 4.2    Mechanical
Division 16 Electrical modified as per paragraph 4.2  Electrical


AIA DOCUMENT Al 01 - OWNER-CONTRACTOR AGREEMENT -TWELFRH EDITION-AIA - 1987 THE AMERICAN INSTITUTE OF ARCHITECTS.1735 NEW YORK
AVENUE,N.W,WASHINGTON,D.C.20000 AI01-1987
                                    6

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9.1.5    The Drawings are as follows, and are dated as shown below:

Cover Sheet                                    No Date
C-1   Site and Road Improvements Cover Sheet   3-14-97
C-2   Grading and Drainage Plan                2-15-97
C-3   200 South St. Plan and Profile           4-11-97
C-4   1200 East Plan and Profile               4-11-97
C-5   Lltilities and Horizontal Control Plan   2-15-97
Al    Orientation Plan                         3-12-97
A-2   Foundation Plan                          3-13-97
A-3   Floor Plan, Room Finish                  3-12-97
A-4   Roof Framing Plan                        3-13-97
A-5   Reflected Ceiling Plan                   3-12-97
A-6   Exterior E]eVRtionS                      3-12-97
A-7   Enlarged Plans                           3-12-97
A-8   Wall and Building Sections               3-12-97
A-9   Interior I,,Ievatioiis                   3-12-97
A-10  Door and Window Schedules and Details    3-12-97
M-1   HVAC Floor Plan                          No Date
M-2   Mechanical Schedules                     No Date
P-1   Plumbing Floor Plan                      No Date
P-2   Schematics                               No Date
P-3   Plumbing Schedules                       No Date
E-0   Electrical Standards                     No Date
E-1   Power Plan                               No Date
E-2   Electrical Lighting                      No Date
E-3   Special Systems Plan                     No Date
E-4   Enlarged Plans                           No Date
E-5   Enlarged Plans                           No Date
E-6   Panel Schedules                          No Date
E-7   Panel-Schedules And One line Diaoram     No Date


9.1.6    The Addenda, if any, are as follows:

         Number                        Date            Pages

         One                           April 14,1997    10
         Two                           April 28,1997    37



Portions of the Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requiements are also in enumerated in this Article 9.

AIA DOCUMENT Al 01 - OWNER-CONTRACTOR AGREEMENT -TWELFRH EDITION-AIA - 1987 THE AMERICAN INSTITUTE OF ARCHITECTS.1735 NEW YORK
AVENUE,N.W,WASHINGTON,D.C.20000 AI01-1987
                                     7

9.1.7 Other documents, if any, forming part of the Contract Documents are as follows:

See Paragraph 4.2

This Agreement is entered into as, of the day and year first written above and is executed in at least four original copies of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.


OWNER: FRONT RANGE ASSISTED LIVING LLC   CONTRACTOR: RICHARD WATTS
                                                     CONSTRUCTION INC.



 /S/ROBERT A BROOKS                       /S/RICHARD C WATTS
--------------------                      --------------------
ROBERT A. BROOKS                          RICHARD C. WATTS
MANAGING MEMBER                           PRESIDENT





AIA DOCUMENT Al 01 - OWNER-CONTRACTOR AGREEMENT -TWELFRH EDITION-AIA - 1987 THE AMERICAN INSTITUTE OF ARCHITECTS.1735 NEW YORK
AVENUE,N.W,WASHINGTON,D.C.20000 AI01-1987
                                     8

MESA PLUMBING, INC.
617 RED ROCK ROAD                                             PROPOSAL
ST.GEORGE, UTAH 84770                                      DATE      NUMBER
Phone 801-673-8309
                                                          5/8/97       200
         EXHIBIT A

         NAME/ADDRESS                                         PROJECT

WATTS CONSTRUCTION                                            EVERGREEN GA.
151 WEST BRIGHAM RD.
ST. GEORGE, UTAH 84770


         DESCRIPTION                                   QTY         TOTAL

EVERGREEN GARDENS OF ST. GEORGE - ST. GEORGE

LASCO 1603-BFS 60"X34" WHITE F/G SHOWER
W/ELJER 517-1061 LEVER HANDLE VALVE                    40
WHITE 19" X 16" S/R LAV W/ELJER 557-1010
LEVER HANDLE VALVE                                     40
WHITE ELJER EB 091-0128 TOILET W/SEAT                  40
SS BAR SINK W/ELJER 718-2040 VALVE                     42
WASHNG MACHNE HOOK-UP ONLY                              4
FIAT SERVICE S@ W/ELJER 718-2040 VALVE                  1
FIAT LAUNDRY S@ W/ELJER 718-2040 VALVE                  1
ELJER HAND SINK W/ELJER 718-2040 VALVE                  1
SS KITCHEN SINK W/DISPOSAL & ELJER TRIM                 2
SILCRAFT 3600 WHIRLPOOL SYSTEM                          1
GD-500-77A ASME GAS WATER HEATER W/PUMP                 1
GAS DROPS                                              13
GREASE TRAP                                             1
SEWER & WATER TO 5' OUTSIDE BULIDING
MISC.  MATERIAL AND LABOR
         TOTAL                                                  148,628.00

         NOTE:WASTE PIPING TO BE PVC-DWV PIPE. WATER
              PIPING TO BE COPPER TYPE "L" TRUNK LINES
              WITH BRANCBES BEING VANEX-PEX CROSS
              LINK POLYETHYLENE PIPE.

         MESA PLUMBING FAX 801-673-6375 PH 801-673-8309  TOTAL  $148,628.00

      EXHIBIT B

         PROPOSAL

BEARD ELECTRIC
1021 B. ELM ST.                                PHONE: 673-8127
ST. GEORGE  UT  47950                          FAX:801-674-2176

UTAH LIC #88-248587-5501
CUSTOMER:WATTS CONST Co.                       NEV. LIC# 43210
ADDRESS:                                       DATE:5/12/97
CITY:
                                               PHONE:673-9096
JOB NAME:EVERGREEN GARDENS ASSISTED LIVING     PHONE:
ADDRESS: ST. GEORCE, UT, 84790

WE HEREBY STJBMIT :SPECIFICATIONS AND ESTIMATES FOR:

ALL WIRING WILL BE: IN NMB ROMEX AND HAS BEEN APPROVED  BY THE
CITY OF ST. GEORGE. JOE EMPY AND DENNIS MERTLICH.

THIS INCLUDES THE PRIMARY AND SECONDARY ON SHEETS C5 AND EO-1 HOWEVER THIS HAS NOT BEEN APPROVED BY THE CITY SO IT WILL BE SUBJECT TO THERE APPROVAL.

WE HAVE FIGURED THE NURSES CALL SYSTEM AS IT IS ON THE DRAWINGS AS A PUSH BUTTON NOTIFIER SYSTEM ONLY.

THE FIRE ALARM HAS BEEN FIGURED AS A NONADDRESSABLE SYSTSM. THIS MEANS THE SMOKE DETECTORS IN THE UNITS WILL BE STAND ALONE UNITS. THEY WILL NOT NOTIFY THE CENTRAL SYSTEM. CITY HAS TO APPROVE.

THE TV SYSTEM WILL BE DONE IN CABLE ONLY AND NO CONDUIT. IT WILL CONSIST OF CABLE AND TV PLATES ONLY. THERE HAS BEEN NO SYSTEM FIGURED.

THE TELEPHONE IS FIGURED WITH WIRE AND TELEPHONE JACKS.  NO SYSTEM.

WE PROPOSE TO HEREBY FURNISH MATERIAL AND LABOR COMPLETE IN ACCORDANCE WITH ABOVE SPECIFICATIONS. FOR THE SUM OF: ------------ $189,550.00 ONE HUNDRED EIGHTY NINE THOUSAND FIVE HUNDRED FIFTY DOLS AND N0/100--

AUTHORIZED SIGNATURE: /S/RICK BEARD
                      --------------------------------------
Please sign and return one copy.

ACCEPTANCE SIGNATURE:
                     ------------------------------------------
DATE:
     --------------------

All accounts are due and payable within 10 days of invoicing. There will be a service charge for accounts over 30 days.